The date of the above supplement is October 10, 2006.

G00-043 10/10/06

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

Virginia Tax-Free Bond Fund

T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Free Income Fund—Advisor Class

Supplement to prospectuses dated July 1, 2006

This updates each fund`s prospectus dated July 1, 2006. On July 19, 2006 each fund`s board of trustees/directors authorized the fund to change the current restriction allowing each fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing each fund to invest up to 10% of its total assets in below investment-grade securities. The new policy will be effective November 1, 2006.